March 26, 2018

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Deferred Variable Annuity Account ("Depositor") (File No. 811-04961)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Deferred Variable Annuity Account, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Pioneer Variable Contracts Trust /MA/	811-08786

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Vice President and Associate General Counsel